                                                                     EXHIBIT 1.1


                          WEYERHAEUSER MORTGAGE COMPANY
                       MORTGAGE INVESTOR SERVICING REPORT

CUTOFF DATE:      APRIL 30, 1997                    GROUP:             INV #810

REPORT DATE:      MAY 25, 1997                      SERIES:            1987-1

SECTION 1 -- MORTGAGE POOL ADMINISTRATION

=================================================================================================================
                                               # OF                P & I               POOL             POOL
POOL ACTIVITY                                  LOANS              CONSTANT            INTEREST        PRINCIPAL
=================================================================================================================
Beginning Balance                                  3               4,510.25                           442,159.65
                                       --------------------------------------------------------------------------
Installments                                                                           3,838.18           672.07
                                       --------------------------------------------------------------------------
Curtailments                                                                                                0.00
                                       --------------------------------------------------------------------------
Liquidations                                       0                   0.00                0.00             0.00
                                       --------------------------------------------------------------------------
Other                                                                                      0.00             0.00
                                       --------------------------------------------------------------------------
Ending Balance                                     3               4,510.25                           441,487.58
                                       ==========================================================================
                                                                         SERVICING FEE:                    92.12
                                                                                             --------------------

                          TOTAL
DELINQUENTS                DELQ           30 DAYS          60 DAYS            90 DAYS +               F/C
==========================================================================================================
# Of Loans                    0               0                 0                   0                    0
                  ----------------------------------------------------------------------------------------
Princ Bal                  0.00            0.00              0.00                0.00                 0.00
                  ----------------------------------------------------------------------------------------
% Delq                     0.00%           0.00%             0.00%               0.00%                0.00%
                  ----------------------------------------------------------------------------------------

                                                       INTEREST           PRINCIPAL                  S/F
Amount Prepaid                                             0.00                0.00                 0.00
                                                   -----------------------------------------------------
Amount Delinquent                                          0.00                0.00                 0.00
                                                   -----------------------------------------------------

SECTION 1-A -- SCHEDULED MORTGAGE INSTALLMENTS
================================================================================
WAM = Sept-2016                                          NOTE RATE = (10.41654%)


   A. CONSTANT                     B. SCHEDULED                   C. SCHED.
                                      INTEREST                       PRINCIPAL
--------------------------------------------------------------------------------
      4,510.25                        3,832.33                        677.92
--------------------------------------------------------------------------------

SECTION 2 - SCHEDULE OF PAYMENTS              1987-1             APRIL 30, 1997

==========================================================================================================
   A. SCHEDULED                        B. ADDITIONAL      C. PREPAIDS          D. OTHERS      E. TOTAL
      PRINCIPAL                           PRINCIPAL          IN FULL                             PRINCIPAL
==========================================================================================================
        677.92                               0.00             0.00                0.14              677.92
==========================================================================================================
F. Int. Distribution Amount (Yield                                    10.16652%)                  3,740.35
                                                                                             -------------
G. Total Distribution Amount (Principal & Interest)                                               4,418.27
                                                                                             =============
H. Certificates A-2 Distribution (3A X 91.75% @ YIELD-7.5%)/12                                      900.10
                                                                                             =============
I. Certificates A-1 Distribution
                                        (E x 91.75%) Princ:                      621.99
                             (3A x 91.75% @ 7.5%)/12 Int:                      2,531.67
                                                                                             -------------
                                                                                                  3,153.66
                                                                                             =============
J. Certificate B Distribution (G x 8.25%)
                                         (E x 8.25%) Princ:                       55.93
                                         (F x 8.25%) Int:                        308.58
                                                                                             -------------
                                                                                                    364.51
                                                                                             =============
SECTION 3 - PRINCIPAL AMOUNT OF SECURITIES
==========================================================================================================
A. Beginning Aggregate Security Balance                                                         441,490.20
                                                                                             -------------
B. Principal Distribution Amount                                                                    677.92
                                                                                             -------------
C. Ending Aggregate Security Balance                                                            440,812.28
                                                                                             =============
MEMO ITEM
==========================================================================================================
A. Book Value Of Real Estate Acquired Through Foreclosure                                             N/A
                                                                                             -------------
B. Ending Aggregate Security Balance Of The Class A
   Certificates (91.75% of Security Balance)                                                    404,445.62
                                                                                             -------------
C. Ending Aggregate Security Balance Of The Class B
   Certificates (8.25% of Security Balance)                                                      36,366.66
                                                                                             -------------


All distributions required to be made by First Interstate Bank for the reporting
month of: Apr 1997                         Payable: May 25, 1997 have been made.

Certified by:

/s/ MICHAEL DRAWDY
---------------------------------------
Michael Drawdy, Vice President
Investor Reporting Department

---------------------------------------------------------------------------------------------
                          SUBORDINATED AMOUNT              1987-1              APRIL 30, 1997
=============================================================================================
                                                           PERCENT                  DOLLARS
 A.  BEGINNING BALANCE                                        8.25                 303,439.00
                                                     ----------------------------------------
 B.  AGGREGATE LOSSES

 C.  SCHEDULED ADJUSTMENTS PER
     POOLING & SERVICING AGREEMENT                                                (926,237.00)
                                                     ----------------------------------------
 D.  ENDING BALANCE                                           8.25                 303,439.00
=============================================================================================

RESERVE FUND

 A.  BEGINNING BALANCE                                                             303,439.00
                                                                                  -----------
 B.  (+) INTEREST CREDITED                                                             444.30
                                                                                  -----------
 C.  (-) INTEREST WITHDRAWN                                                            444.30
                                                                                  -----------
 D.  (+) CLASS B PRINCIPAL (UNTIL LIMITS ARE REACHED)                                   55.93
                                                                                  -----------
 E.  (+) CLASS B INTEREST (UNTIL LIMITS ARE REACHED)                                   308.58
                                                                                  -----------
 F.  (-) TRANSFER TO CLASS A
                                                                                  -----------
 G.  SUB TOTAL                                                                     303,803.51
=============================================================================================

 NOTES:

   INITIAL DEPOSIT (UNRETURNED TO SELLER)                                                0.00
                                                                                  -----------
   THREE CURRENT HIGHEST PRINCIPAL BALANCES                                        441,487.58
                                                                                  -----------
   SPECIFIED RESERVE FUND:                                                         303,439.00
                                                                                  -----------
   CLASS B  PRIN & INT  TRANSFER TO REPUBLIC FEDERAL:                                  364.51
    (equal to amt over Specified Reserve Fund Limit)                              -----------

=============================================================================================
 H.  ENDING BALANCE                                                                303,439.00
=============================================================================================

                    RECONCILIATION OF POOL PRINCIPAL BALANCE
                         WITH SECURITY PRINCIPAL BALANCE
                                  POOL NO. 810
                                                  441,487.58
                  (+)                                   0.00
                  (-)                                   0.00
                  (-)                                 677.92
                  (+)                                   0.00
                  (-)                                   0.00

                                                  440,809.66

                                                  440,812.28

                                                       (2.62)


                   RECONCILIATION OF CUSTODIAL ACCOUNT BALANCE

                  (+)                                   0.00
                  (-)                                   0.00
                  (-)                                   0.00
                  (+)                                   0.00
                  (+)                                   0.00
                  (+)                                   0.00
                  (+)                                   0.00
                  (-)                                   0.00
                  (+)                                   0.00
                  (+)                                   0.00
                  (-)                                   0.00

                                                        0.00

                                                       (2.59)

                                                       (2.59)

                          SENIOR SUBORDINATED PASS-THRU
                          SPECIFIED RESERVE FUND LIMITS

REPORTING MONTH:  4/30/97

                                                                              1987-1
                                                                            ----------
       (A)        TERM                                                              30
       (B)        LOAN TYPE                                                      FIXED
       (C)        CLASS A %                                                      91.75%
       (D)        CLASS B %                                                       8.25%
       (E)        ORIGINAL AGGREGATE BALANCE                                57,761,206
       (F)        CURRENT UPB                                                  441,488
       (G)        RULE CHANGE DATE                                            04/01/92
       (H)        ORIGINAL CUTOFF DATE                                        02/01/87

SUBORDINATED CALCULATIONS (FORMULA TO BE REVISED AT RULE CHANGE DATE)

       (I)        PREVIOUS SUBORDINATED AMT                                    303,439
       (J)        CLASS B % OF CURR UPB (E)x(D)                                 36,423
       (K)        AGGREGATE LOSSES                                                   0
       (L)        SUB AMT UNTIL RULE CHANGE DATE (J-K)                         303,439

RESERVE CALCULATIONS (FORMULA TO BE REVISED AT RULE CHANGE DATE)

       (M)        ADVANCE RESERVE                                              228,306
       (N)        1% OF CURR AGG BAL (E) x .01                                   4,415
       (O)        O.S. UPB CLASS B (F)x(D)                                      36,423
       (P)        SUBORD AMT - OS UBP CLASS B (L)-(O)                          267,016
       (Q)        ADV RES + GRT'R OF: (N) or (P)                               495,322
                                                                            ----------

MINIMUM RESERVE FUND

       (R)        O.S. UPB 3 LARGEST LNS                                       441,488
       (S)        SUBORDINATED AMOUNT (L)                                      303,439
                                                                            ----------
       (T)        SPECIFIED RESERVE FUND = > OF (R)or(S)                       303,439
                                                                            ==========
       (U)        CURRENT RESERVE FUND BALANCE                                 303,439

STATUS OF INITIAL DEPOSIT

       (V)        ORIGINAL INITIAL DEPOSIT                                     228,306

                                     RULES
                                     -----

 SUBORDINATED AMOUNT                               AFTER RULE CHANGE DATE: SUB AMOUNT =
 UNTIL RULE CHANGE DATE: SUB AMOUNT =              LESSER OF A: PREVIOUS SUB AMOUNT AND
 CLASS B % OF ORIG AGGR BAL                                         B: THE SUM OF
 LESS AGGR LOSSES SINCE ORIG CUTOFF DATE                               (x) CLASS B % OF CURRENT UPB
                                                                       (y) 4/1992 80% OF (A)-(x)     }
                                                                           4/1993 60% OF (A)-(x)     }
                                                                           4/1994 40% OF (A)-(x)     } REDUCTION SCHEDULE
                                                                           4/1995 20% OF (A)-(x)     }
                                                                           4/1996+ 0% OF (A)-(x)     }

HOWEVER:

(B) CANNOT BE < SUM OF O.S. UPB 3 LARGEST LOANS

IMPORTANT:

     IF DURING THE 12 MONTHS PRECEDING AN ANNIVERSARY DATE 90 DAY+ DELINQUENCIES-7% OF TOTAL LOAN COUNT FOR 2 CONSECUTIVE MONTHS, THE REDUCTION FOR THAT MONTH WILL NOT TAKE PLACE.

     IF DURING THE 12 MONTHS PRECEDING AN ANNIVERSARY DATE THE ABOVE RULE IS NOT BROKEN, REDUCTIONS WILL TAKE PLACE AS SCHEDULED.

================================================================================

SPECIFIED RESERVE FUND

UNTIL RULE CHANGE DATE: SPECIFIED RESERVE FUND =

     THE SUM OF (i) ADVANCE RESERVE          THE SUM OF (i) ADVANCE RESERVE
     AND   (ii) THE GREATER OF                 AND   (ii) THE GREATER OF

       (a) 1% OF ORIGINAL AGGR BAL             (a) 1% OF CURRENT O.S. AGGR BAL
       (b) SUB AMOUNT - O.S. BAL CLASS B       (b) SUB AMOUNT - O.S. BAL CLASS B


HOWEVER;
(ii) CANNOT BE < THE SMALLER OF: (a) THE O.S. UPB 3 LRGST LOANS ....
                                 (b) SUB AMOUNT

                NOR >: SUBORDINATED AMOUNT

WHEN SUB AMOUNT = ZERO, SPECIFIED RESERVE FUND = ADVANCE RESERVE>